UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

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UBER TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-38902	45-2647441
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1725 Third Street

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 612-8582

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

 ____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UBER	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2025, Uber Technologies, Inc. (the “Company”) announced the departure of Pierre-Dimitri Gore-Coty, Senior Vice President, Delivery, and the appointment of Andrew “Mac” Macdonald as President & Chief Operating Officer, effective immediately.

“These last nearly 13 years have been the ride of a lifetime,” said Mr. Gore-Coty. “It was a true team effort, and I’m so proud of what we’ve built and the impact we’ve had on daily life in cities around the world. While there is never an easy time to say goodbye, the Delivery business is stronger than ever and I’m confident that under Mac’s leadership the team will supercharge that momentum.”

Dara Khosrowshahi, CEO, said: “It’s hard to imagine Uber without Pierre, because there hasn’t been much Uber without Pierre. As one of our first employees, he was a driving force behind our global Mobility expansion and stepped up to run Uber Eats just weeks before the first Covid lockdowns. He’s since grown our Delivery business into the huge success it is today and along the way has exemplified the best of Uber, tackling every challenge with energy, resilience, and humility. He will be sorely missed and everyone at Uber wishes him all the best.”

Mr. Macdonald, 41, joined Uber in 2012 and has served in a range of leadership roles at the Company, including as Senior Vice President, Mobility & Business Operations since 2019. In his new role as President & Chief Operating Officer, reporting to Mr. Khosrowshahi, he will be responsible for the Company’s global Mobility, Delivery, and Autonomous businesses, as well as key cross-platform functions like membership, customer support, safety, and more.

Mr. Khosrowshahi said: “This is a natural next step in our evolution as a company, as we drive growth by increasing engagement across our entire platform. There is no one better suited to seize this opportunity than Mac. From launching our Toronto operations 13 years ago, to scaling our Mobility business, to spearheading our Autonomous strategy, Mac has proven himself as a highly effective leader at Uber, and I’m thrilled for him to step into this important new role.”

Mr. Macdonald said: “My top focus in my new role will be fully realizing the power of the Uber platform. As Dara said, this is a huge opportunity for future growth and a distinct Uber advantage, yet something we have just begun to scratch the surface of, for consumers, drivers, couriers, and merchants. I’m as energized by Uber today as I was when I started more than a decade ago, and I’m excited for what the next decade holds.”

There are no arrangements or understandings between Mr. Macdonald and any other person pursuant to which Mr. Macdonald was appointed as President & Chief Operating Officer of the Company. There are no family relationships between Mr. Macdonald and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Macdonald Compensation Arrangement

In connection with his promotion to President and Chief Operating Officer, Mr. Macdonald will receive a restricted stock unit award of $5,000,000, which is subject to time-based and performance-based vesting conditions.

Forward-Looking Statements

This Form 8-K contains forward-looking statements regarding our future business expectations which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: competition, managing our growth and corporate culture, financial performance, investments in new products or offerings, our ability to attract drivers, consumers and other partners to our platform, our brand and reputation and other legal and regulatory developments, particularly with respect to our relationships with drivers and couriers and the impact of the global economy, including rising inflation and interest rates. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent quarterly reports and other filings filed with the Securities and Exchange Commission from time to time. All information provided in this Form 8-K is as of the date of this Form 8-K and any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this Form 8-K, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBER TECHNOLOGIES, INC.

Date: June 2, 2025	By:	/s/ Dara Khosrowshahi
Dara Khosrowshahi
Chief Executive Officer